Exhibit 32










                     CERTIFICATIONS PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      (18 U.S.C. SECTION 1350)


     In connection with the Quarterly Report of Energy Conversion Devices, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert C. Stempel, Chief Executive Officer of the Company, and Stephan W. Zumsteg, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that based on my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/ Robert C. Stempel
     ------------------------------
     Robert C. Stempel
     Chief Executive Officer
     May 17, 2004


     /s/ Stephan W. Zumsteg
     ------------------------------
     Stephan W. Zumsteg
     Chief Financial Officer
     May 17, 2004